UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of Registered
 Management Investment Companies
Investment Company Act File Number: 811-604

Washington Mutual Investors Fund, Inc.
(Exact name of registrant as specified in charter)
1101 Vermont Avenue, NW
Washington, DC 20005
(Address of principal executive offices)

Jennifer L. Butler
 Secretary
Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
(Name and address of agent for service)

Registrant's telephone number, including area code:   (202) 842-5665

Date of fiscal year end: April 30, 2009

Date of reporting period: April 30, 2009

ITEM 1.  Reports to Stockholders.

Annual report dated April 30, 2009

The right choice for the long term¨
Washington Mutual Investors Fund
Annual report for the year ended April 30, 2009

Washington Mutual Investors FundSM seeks to provide income and growth of principal through investments in quality common stocks.

This Fund is one of the American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2009 (the most recent calendar quarter-end):
Class A shares	1 year	5 years	10 years	Lifetime (Since 7/31/52)
Reflecting 5.75% maximumsales charge	–40.55%	–5.54%	–0.88%	11.17%

The total annual Fund operating expense ratio was 0.67% for Class A shares as of April 30, 2009. This figure does not reflect the fee waivers described below.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The Fund’s investment adviser and business manager waived a portion of their management fees from September 1, 2004 through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

Results for other share classes can be found on page 27.

In this report

Special feature

6	Where do we go from here? The Fund’s management and investment professionals share their thoughts and answer some questions you might have about recent market events.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

12	Investment portfolio

16	Financial statements

30	Board of directors, advisory board and other officers

Fellow shareholders:

The fiscal year ended April 30, 2009, marked the Fund’s most difficult period in its history. The value of an investment declined by 34.5% (with the reinvestment of income dividends of 72 cents per share and a long-term capital gain distribution of 49.5 cents per share). The Standard & Poor’s 500 Composite Index fell 35.3% (with dividends reinvested) during this period.

The S&P 500 fell to its lowest point during 2008 on November 20 but then hit a new low on March 9, 2009. As of the end of the Fund’s fiscal year, the S&P 500 had recovered by 29% from its low in March, perhaps signaling that the worst has passed. The financial crisis that began with the downturn in home prices and defaults in the subprime mortgage market became more intense during 2008 and hit large financial institutions particularly hard in the fall of 2008. The stock market reacted with a furious and sudden fall that drove down all industry sectors as well as stock and bond markets around the world.

The federal government’s strong and multifaceted reaction has helped the financial sector avoid further significant failures and has begun to restore some public confidence. While we remain in the worst recession since the Great Depression — GDP (gross domestic product) fell at an annual rate of 6.3% in the fourth quarter of 2008 and 5.7% in the first quarter of this year — some economic signs are turning more hopeful. The decline in home prices appears to be abating, mortgage rates are quite low and home sales have been increasing. The banking system, while still under significant pressure, does seem to be stabilizing. Consumer spending has been increasing, and business inventories are being drawn down at a fast pace. Unemployment, however, remains high and likely will be among the last economic indicators to change direction. And even the Federal Reserve foresees a slow recovery for the overall economy.

While both consumers and financial institutions seem to be adopting more sensible approaches to the use of debt and leverage, the federal government has been forced to take on much more debt with the likelihood of higher deficits in the years ahead. This leads us to be concerned that, eventually, interest rates and inflation will increase, although this may not happen for some time.

The Investment Adviser’s Report on page 2 provides more information on the Fund’s results, and our feature article beginning on page 6 seeks to provide more information and perspective on the market’s decline during the past year.

Average annual total returns for periods ended April 30, 2009, with all distributions reinvested	1 year	5 years	10 years	Lifetime (Since 7/31/52)
Washington Mutual Investors Fund (Class A shares)	–34.5%	–2.8%	–0.3%	11.4%
Standard & Poor’s 500 Composite Index*	–35.3	–2.7	–2.5	10.1
*The S&P 500 is unmanaged and does not reflect the effect of sales charges, commissions or expenses.

Since October 31, 2008, when we last reported to you, 12 new companies appeared in the Fund’s portfolio: 3M Co., Automatic Data Processing, Baxter International, Clorox, Honeywell International, KeyCorp, Moody’s, Nordstrom, PNC Financial Services Group, Praxair, Sara Lee and Southern Co. Sixteen companies have been eliminated: AFLAC, American International Group, Amgen, Archer Daniels Midland, Bank of New York Mellon, Carnival, Citigroup, Danaher, Dow Chemical, Fannie Mae, Fifth Third Bancorp, Honda Motor, Newmont Mining, Progressive, SunTrust Banks and Sysco.

Cordially,
	James H. Lemon, Jr. Vice Chairman of the Board	Jeffrey L. Steele President of the Fund

May 29, 2009

For current information about the Fund, visit americanfunds.com.

Investment adviser’s report

Washington Mutual Investors Fund’s objective is to provide income and growth of principal through investments in quality common stocks. To accomplish this goal, the Fund traditionally invests in quality dividend-paying companies in a variety of industries. In past years, financial services companies represented an important source of investment opportunity and had held up well in market declines with their steady stream of dividends. Unfortunately, in the recent 2009 fiscal year, the subprime mortgage meltdown and the global credit crisis had a severe impact on the financial services industry, which has been a cornerstone of income-producing portfolios. These stocks plunged with the rest of the market. As a result, our fully-invested Fund suffered in line with the broad market, posting a loss of 34.5%, only marginally better than the 35.3% loss of the unmanaged Standard & Poor’s 500 Composite Index.

In 2008, battered by the global recession and the cr edit freeze, firms in the S&P 500 cut their dividends by an aggregate of $40.6 billion. As of April 30, 2009, the year-to-date dividend cuts had already reached $45.1 billion. Standard & Poor’s expects the cuts for the full year to be the worst since 1938. While Washington Mutual Investors Fund continued to pay its 18-cent a share quarterly dividend throughout fiscal 2009, it may be difficult to continue paying dividends at this level throughout the coming fiscal year.

Although the Fund slightly trailed the S&P 500 during the past five years, it continued to outpace the S&P 500 by significant margins over longer periods. For the 10-year period ended April 30, 2009, which includes both the burst of the Internet-technology bubble and much of the current steep decline, the Fund had a cumulative total return of –2.7% compared with a cumulative total return of –22.2% by the S&P 500. Over its nearly 57-year lifespan, Washington Mutual Investors Fund has had an average annual return of 11.4%, compared with 10.1% by the S&P 500.

The Fund’s investments

The Fund’s five largest investment sectors at fiscal year-end as a percentage of net assets were Industrials (16.3%), Energy (13.6%), Health care (13.4%), Information technology (9.2%) and Consumer staples (8.9%). The consumer staples sector did the best on a relative basis. Financial and energy companies detracted the most from the Fund’s results. Financial companies that hurt results included Bank of America (–76.2%); HSBC Holdings (–59.0%); and General Electric (–61.3%), an industrial company with large financial holdings. Oil and gas production, exploration and service companies were hurt by the sharp drop in crude oil prices and a slowdown in demand from the worldwide recession. They included Exelon (–46.0%) and ConocoPhillips (-–52.4%).

The financial sector now consists of 7.7% of the Fund’s net assets, compared with 14.0% a year ago, because of declines in financial share prices and sales of some financial holdings. Because of widespread dividend cuts by financial companies and declining earnings, fewer financials now qualify for the Fund’s eligible list, which emphasizes companies with strong dividend records and stable long-term earnings.

We are hopeful that the worst of the market decline is behind us. The financial crisis appears to be dissipating, but the future recovery could be more muted than some past recoveries. We believe that we are moving into a generational shift from excessive debt to increased conservatism. In a less predictable and less assured economic environment, we believe that the Fund is well served by concentrating on high-quality companies that provide substantial current income.

— Capital Research and Management Company

For current information about the Fund, visit americanfunds.com.

The value of a long-term perspective

The value of a long-term perspective

$8,000,000
6,000,000
4,000,000
2,000,000
1,000,000
800,000
600,000
400,000
200,000
100,000
80,000
60,000
40,000
20,000
10,000

How a $10,000 investment in Washington Mutual Investors Fund grew

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.[1] Thus, the net amount invested was $9,425.[2] Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so you may lose money. For current information and month-end results, visit americanfunds.com.

This chart and accompanying table show how a $10,000 investment grew between July 31, 1952, when the Fund began operations, and April 30, 2009.

As you can see, that $10,000 investment in Washington Mutual Investors Fund, with all distributions reinvested, would have grown to $4,336,342. Over the same period, that $10,000 would have grown to $2,291,662 in Standard & Poor's 500 Composite Index. According to the Consumer Price Index, it now requires $79,865 to purchase what $10,000 would have bought on July 31, 1952.

The year-by-year progress of the $10,000 investment is summarized in the table below the chart. You can use those figures to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all of your distributions and want to know how your investment has done since April 30, 1999. At that time, according to the table, the value of the investment illustrated here was $4,458,483. Last year's results have eroded gains made in recent years, making the value of the investment decline to $4,336,342. However, if we take a longer term perspective and go back 15 years, the $10,000 investment would have almost tripled. On April 30, 1994, the $10,000 investment was at $1,479,112. The growth to $4,336,342 on April 30, 2009, represents a 193% cumulative return.

Fiscal year ended April 30	1953[3]	1954	1955	1956	1957	1958	1959	1960	1961	1962	1963	1964	1965	1966	1967	1968	1969
Capital value (dollars in thousands)[5]																	
Dividends in cash	$ .2	.4	.5	.6	.6	.7	.7	.7	.8	.8	.9	.9	1.0	1.0	1.2	1.3	1.5
Value at year-end	$9.2	10.8	14.7	17.9	18.3	16.9	24.1	21.9	26.3	26.6	28.8	31.1	36.9	38.5	39.4	42.5	48.4
Total value (dollars in thousands)[4]																	
Dividends reinvested	$ .2	.4	.5	.7	.8	.8	.9	.9	1.1	1.1	1.3	1.4	1.5	1.6	1.9	2.2	2.6
Value at year-end	$9.3	11.5	16.3	20.6	21.9	21.1	31.1	29.0	36.2	37.7	42.3	47.1	57.5	61.6	65.3	72.7	85.6
WMIF total return	(6.7)%	23.2	41.7	26.3	6.4	(3.8)	47.6	(6.5)	24.5	4.1	12.3	11.4	22.0	7.2	6.0	11.4	17.7

The results shown are before taxes on Fund distributions and sale of Fund shares.

The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses.

[1]As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

3 Washington Mutual Investors Fund

Average annual total returns based on a $1,000 investment
(for periods ended April 30, 2009)*

	1 year	5 years	10 years
Class A shares	–38.27%	–3.91%	–0.87%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980
1.6	1.7	1.8	1.8	1.9	2.2	2.4	2.5	2.7	2.9	3.2
39.0	48.8	48.0	43.3	40.7	42.9	53.8	55.4	54.2	58.2	56.0
2.9	3.2	3.5	3.7	3.9	4.8	5.5	6.2	6.8	7.8	9.2
71.6	93.4	95.5	89.5	88.0	98.3	129.9	140.3	144.3	163.1	165.8
(16.3)	30.4	2.3	(6.3)	(1.7)	11.8	32.2	8.0	2.8	13.0	1.7

1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991
4.8	4.1	4.5	4.8	5.5	6.1	6.8	7.1	6.2	8.9	9.1
72.4	69.9	101.9	100.1	115.5	152.2	181.0	167.1	198.1	202.4	222.0
14.6	13.3	15.5	17.5	20.8	24.4	28.2	30.8	27.8	41.7	44.6
230.4	235.8	362.3	373.5	452.5	623.8	771.9	742.9	911.6	971.1	1,113.7
38.9	2.3	53.7	3.1	21.1	37.9	23.8	(3.8)	22.7	6.5	14.7

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]For the period July 31, 1952 (when the Fund began operations) through April 30, 1953.

$4,336,342[4]
Washington Mutual with dividends reinvested
$2,291,662[5]
S&P 500 with dividends reinvested
Value added by reinvestment of dividends
$558,444[6]
Washington Mutual with dividends taken in cash
$79,865[7]
Consumer Price Index (inflation)
$10,000
Original investment

1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
8.3	8.5	8.6	9.8	10.0	10.5	11.0	11.5	11.9	13.2	13.1	13.3	13.4	14.8	15.6	16.9	19.0	19.9
244.6	268.1	266.5	301.1	381.5	455.6	628.9	707.7	646.5	719.7	700.8	593.6	717.0	749.1	830.9	952.2	879.1	558.4
42.3	44.6	46.7	55.1	58.2	62.8	67.4	71.8	75.7	85.0	86.5	89.8	92.0	104.1	111.6	123.2	141.4	151.7
1,272.4	1,442.4	1,479.1	1,730.7	2,256.9	2,763.0	3,890.3	4,458.5	4,148.1	4,709.6	4,675.0	4,050.3	4,989.6	5,316.5	6,013.6	7,027.1	6,620.4	4,336.3
14.2	13.4	2.5	17.0	30.4	22.4	40.8	14.6	(7.0)	13.5	(0.7)	(13.4)	23.2	6.5	13.1	16.9	(5.8)	(34.5)

Fund's lifetime average annual total return: 11.3%

Washington Mutual Investors Fund 5

Below are plot points for the mountain chart image featured above.

WASHINGTON MUTUAL INVESTORS FUND
MOUNTAIN CHART AND INDEX PLOT POINTS

Results of a $10,000 investment in WMIF, the S&P500, and the CPI.
July 31, 1952 through April 30, 2007

Year	CAPITAL VALUE		TOTAL VALUE
ended	Dividends in		Dividends		TOTAL
April 30	Cash	WMIF[6]	Reinvested	WMIF[4]	RETURN	S&P500	CPI[7]

07/31/52		$9,425		$9,425		$10,000	$10,000
1953[3]	$170	9,161	$170	9,330	-6.7%	10,094	9,963
1954	434	10,773	449	11,494	23.2	12,282	10,037
1955	500	14,665	542	16,288	41.7	17,295	10,000
1956	580	17,851	654	20,565	26.3	22,938	10,075
1957	647	18,304	756	21,877	6.4	22,520	10,449
1958	680	16,928	825	21,055	-3.8	22,269	10,824
1959	701	24,125	885	31,071	47.6	30,569	10,861
1960	728	21,871	948	29,041	-6.5	29,850	11,049
1961	815	26,300	1,097	36,167	24.5	37,071	11,161
1962	824	26,592	1,146	37,654	4.1	38,158	11,311
1963	891	28,838	1,279	42,278	12.3	42,296	11,423
1964	923	31,149	1,369	47,109	11.4	49,698	11,573
1965	956	36,940	1,462	57,490	22.0	57,450	11,760
1966	1,048	38,487	1,648	61,603	7.2	60,563	12,097
1967	1,176	39,424	1,906	65,270	6.0	64,731	12,397
1968	1,331	42,481	2,231	72,692	11.4	69,365	12,884
1969	1,516	48,408	2,627	85,576	17.7	75,988	13,596
1970	1,605	39,049	2,874	71,603	-16.3	61,834	14,419
1971	1,711	48,769	3,193	93,387	30.4	81,718	15,019
1972	1,779	47,991	3,455	95,521	2.3	87,267	15,543
1973	1,818	43,290	3,671	89,522	-6.3	89,214	16,330
1974	1,858	40,682	3,907	87,956	-1.7	77,959	17,978
1975	2,185	42,855	4,828	98,315	11.8	79,061	19,813
1976	2,350	53,771	5,498	129,949	32.2	95,785	21,011
1977	2,510	55,449	6,171	140,348	8.0	96,702	22,472
1978	2,658	54,228	6,849	144,340	2.8	100,121	23,933
1979	2,870	58,180	7,785	163,075	13.0	110,959	26,442
1980	3,203	56,032	9,167	165,848	1.7	122,446	30,337
1981	4,784	72,410	14,603	230,424	38.9	160,796	33,371
1982	4,097	69,851	13,327	235,768	2.3	148,977	35,543
1983	4,497	101,855	15,517	362,293	53.7	221,825	36,929
1984	4,840	100,116	17,527	373,509	3.1	225,698	38,614
1985	5,465	115,473	20,783	452,498	21.1	265,541	40,037
1986	6,110	152,209	24,380	623,768	37.9	361,778	40,674
1987	6,781	180,960	28,228	771,949	23.8	457,672	42,210
1988	7,116	167,083	30,815	742,856	-3.8	427,911	43,858
1989	6,183	198,139	27,838	911,609	22.7	525,847	46,105
1990	8,920	202,429	41,689	971,051	6.5	581,168	48,277
1991	9,136	222,016	44,574	1,113,747	14.7	683,361	50,637
1992	8,319	244,607	42,315	1,272,372	14.2	779,015	52,247
1993	8,468	268,131	44,625	1,442,389	13.4	850,855	53,933
1994	8,583	266,513	46,719	1,479,112	2.5	896,027	55,206
1995	9,790	301,054	55,060	1,730,694	17.0	1,052,264	56,891
1996	10,008	381,514	58,187	2,256,894	30.4	1,369,880	58,539
1997	10,506	455,551	62,763	2,763,032	22.4	1,714,024	60,000
1998	11,033	628,864	67,443	3,890,253	40.8	2,417,442	60,861
1999	11,527	707,654	71,812	4,458,483	14.6	2,945,129	62,247
2000	11,935	646,507	75,684	4,148,130	-7.0	3,243,332	64,157
2001	13,153	719,687	85,030	4,709,580	13.5	2,822,817	66,255
2002	13,116	700,823	86,458	4,674,962	-0.7	2,466,687	67,341
2003	13,345	593,597	89,753	4,050,310	-13.4	2,138,513	68,839
2004	13,383	717,050	92,016	4,989,599	23.2	2,627,509	70,412
2005	14,846	749,077	104,079	5,316,457	6.5	2,793,876	72,884
2006	15,614	830,885	111,648	6,013,586	13.1	3,224,286	75,468
2007	16,895	952,250	123,209	7,027,094	16.9	3,715,238	77,410
2008	19,026	879,074	141,440	6,620,450	-5.8	3,541,391	80,458
2009	19,946	558,444	151,683	4,336,342	-34.5	2,291,662	79,865
	335,888		1,866,597

						Fund's lifetime
						average annual
						compound
						return:
						11.3%
						56.7479

[3] For the period July 31, 1952 (when the Fund began operations) through April 30, 1953.

[4] Total value includes reinvested dividends of $1,866,597 and reinvested capital gain distributions of $2,747,465.

[5] The S&P 500 cannot be invested in directly.

[6] Capital value includes reinvested capital gain distributions of $464,101 but does not reflect income dividends of
$335,888 taken in cash.

[7] Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Where do we go from here?

It would be great if by the time you read these words, the stock market had returned to year-ago levels or higher. That does not seem likely. But even if it should come to pass, we want to take this opportunity to help put recent events into perspective. With that in mind, we thought it might be useful to gather questions you might have and ask the Fund’s management and investment professionals for their thoughts.

The fall
How does this market decline stack up against past downturns?

"This has been the steepest decline I have ever seen," says Ron Morrow, a portfolio counselor who has worked in the financial industry for more than four decades. The statement would still be true even if Ron Morrow had been in his job nearly twice as long, because not since the Great Depression have stock prices fallen so far so fast.

Yet over the years, the market has withstood many major blows. In 1987, for example, the Dow Jones Industrial Average lost more than 20% in a single day. Early in this decade, when the tech bubble burst, the Nasdaq stock index fell 78%.

Since the Fund was launched in 1952, stock prices — as measured by the unmanaged Standard & Poor’s 500 Composite Index — have fallen at least 20% nine times, not including the most recent decline. The Fund has done better than the market as a whole each time including, so far, the current downturn, as of the Fund’s fiscal year ended April 30, 2009.

Fund results shown are for Class A shares at net asset value. If a sales charge had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Can what is happening today be compared to the Great Depression and the 1929–32 period?

We believe that there are important differences. Consider that at the beginning of the Great Depression, the Federal Deposit Insurance Corporation and the U.S. Securities and Exchange Commission did not exist. They were created only after several years of bank failures, falling stock prices, rampant bankruptcies, and much higher unemployment. Social Security and unemployment insurance did not exist yet, either. The Federal Reserve Board was a relatively new government agency and did not have all the powers that it has today.

"We are better off today having these agencies and protections already in place," says veteran portfolio counselor Jim Dunton, "even though there are limits to how much they can do. In any case, when the current crisis began, the U.S. government and other governments around the world reacted more quickly and forcefully than ever before to contain the damage."

Washington Mutual Investors Fund has done better than the market during major declines.

Total returns for the Fund vs. the market (as represented by Standard & Poor’s 500 Composite Index)
	If dividends were reinvested...		If dividends were taken in cash...
Major market declines*	S&P 500	Washington Mutual	S&P 500	Washington Mutual
8/2/56–10/22/57	–18.1%	–16.3%	–21.6%	–19.3%
12/12/61–6/26/62	–26.9	–21.9	–28.0	–23.1
2/9/66–10/7/66	–20.5	–19.9	–22.2	–21.2
11/29/68–5/26/70	–33.0	–30.8	–36.1	–34.6
1/11/73–10/3/74	–44.8	–32.1	–48.2	–37.7
11/28/80–8/12/82	–20.2	3.8	–27.1	–6.4
8/25/87–12/4/87	–32.8	–28.4	–33.5	–29.2
7/16/90–10/11/90	–19.2	–17.0	–19.9	–18.0
3/24/00–10/9/02	–47.4	–16.5	–49.1	–20.6

Figures assume reinvestment of all capital gain distributions.
*Market declines of 20% or more, without reinvestment of dividends. A new decline is considered to have begun after the market has recovered 100% of the value lost in the previous decline. In the case of the current decline that began in October 2007, the market had not recovered as of April 30, 2009. There have been periods in which the Fund has lagged the S&P 500, particularly in strong markets.

Your Fund’s portfolio

The Fund invests only in stocks that meet strict criteria based on rules originally established by a federal court in the District of Columbia to ensure prudent decisions by trust fund administrators. Those standards emphasize large companies with strong dividend records and stable long-term earnings. Why didn’t they provide shareholders with more protection?

"Nothing could have prevented the ferociousness of this decline from taking its toll," says portfolio counselor Jim Rothenberg, "as many sold off stocks without regard to company fundamentals. Every industry was hit — and hit hard. Bellwether companies long thought to be essential parts of the American economy disappeared or underwent restructuring, and several of those with long histories of paying dividends broke stride."

During the past year, pretty much the only way to avoid losing money was to remain in U.S. Treasury bills or government agency securities and not go near the stock market, but the Fund’s investment policy is to be 95% or more invested in equities at all times. As painful as this might seem sometimes, it has proved to benefit the Fund’s shareholders over time.

Washington Mutual Investors Fund’s founder, Bernie Nees, knew what a challenge it was to predict market bottoms and so believed the Fund should remain fully invested at all times.

Here’s how important that can be: Investors who missed the five days of highest returns over the past 10 years sacrificed 51% of gains over the entire period. Clearly, being out of the market on any given day can make a very big difference, and you never know which day might matter most. The Dow Jones Industrial Average’s best day since 1933 was October 13, 2008, when it rose 936 points, representing an 11.1% gain.

What a difference a few days make!
Most of the stock market’s long-term gains are recorded on a handful of days. But no one knows ahead of time when those days will be.
Percentage of market gains lost* (for the investment period: 1/1/1999–12/31/2008)
There were 2,515 trading days in this 10-year period.
Invested without interruption	Not invested on the five "best" days	Not invested on the 10 "best" days	Not invested on the 20 "best" days	Not invested on the 30 "best" days	Not invested on the 40 "best" days
0%	50.9%	62.1%	75.3%	83.1%	88.0%
*The market is represented by the S&P 500 Composite Index, without dividends reinvested.

Positioning your Fund for a recovery

What might signal that the market has hit bottom?

"The traditional wisdom is that there’s a capitulation — a dramatic final sell-off, flushing out the last of the fearful investors," says Ron Morrow. "We’ve already experienced a few days when we thought maybe that had happened, but we won’t know for sure until time makes it clear." While past market declines have lasted about 14 months — and this one began in fall 2007 — this is not an average downturn and could last longer than most. "Unfortunately, no one rings a bell," observes Jim Rothenberg.

What will the recovery look like, when it comes?

While the U.S. is a likely candidate to lead the world out of the economic recession, China is also a possibility. As portfolio counselor Gene Stein notes, "Even with a new and popular president here in the U.S., the wheels of democracy turn slowly. In China, the economy can be stimulated overnight."

The stock market recovery is likely to be jagged. The market might make some dramatic upward moves, only to retreat. Volatility isn’t unusual when investors are struggling to regain their confidence. In the past, upswings in the stock market have generally preceded recoveries in the economy.

After previous major market declines, stock prices (as measured by the S&P 500) have often rebounded very strongly. In fact, just a year after each of the nine market lows since 1952 — when the Fund began operations — and 2008, stocks were up at least 25% and as much as 66%. The Fund’s worst single calendar year prior to 2008 was 1974, when it was off 17% versus a 26% fall by the S&P 500. A year later, the Fund was up 45% and the S&P 500 gained 37%.

"Overall, it might be wise to think in terms of single-digit returns once the equity market returns to more normal valuations. The severity of this setback has caused many investors to lose their appetite for risk, and that means rewards are likely to be less," says Jim Rothenberg.

What types of companies might be among the first to turn around, and why?

"The best companies, at first, are likely to be the ones that people worry least about — such as diversified industrial companies with customers around the world, strong balance sheets, comfortable debt levels and minimal short-term refinancing needs," says Gene Stein.

Alan Berro observes, "Many manufacturers and retailers have reduced their inventories as sales have slowed down. When recovery begins, they will have to restock and that could lead to a quick snapback not just for their suppliers but also for transportation and energy companies."

The role of government action

How might the bailout and stimulus programs affect industries and companies that play major roles in the Fund’s portfolio?

The bailout programs have created some challenging inequities in the market, as troubled companies with government guarantees may be seen as being "safer" investments than those that were healthy enough to not seek help. As Alan Berro notes, "When you get a weak player being subsidized, the laws of capitalism and competitive dynamics don’t fully apply any more. It’s much harder to know what will happen once you start to protect bad behavior."

As for the stimulus spending package, Jim Rothenberg says, "There will be winners and losers in several industries. Consider utilities, for example. The winners are likely to be those that already have low ‘carbon footprints.’ They will be able to sell their unused emission allowances to other companies still struggling to improve. Several of the utilities in the Fund’s portfolio rank among the cleanest because their power generation sources tend to be nuclear, hydroelectric, natural gas or wind, rather than coal." (According to a May 2008 study, emission rates at three of the Fund’s largest utility holdings — Exelon, Entergy and FPL Group — are considerably less than half the national average.)*

Will these programs — and similar programs sponsored by governments around the world — eventually fuel inflation?

"It’s certainly possible," says Ron Morrow. "We’ve seen some short-term deflation because of much lower demand brought on by the credit collapse and exacerbated by rising unemployment. Meanwhile, energy prices have been relatively low. But I’m concerned that with even a moderate recovery in the global economy, prices for commodities and energy and any number of other things could rise quickly, bringing on inflation."

If that occurs, investors who have stayed in stocks are likely to benefit, because stocks have proved, over time, to be the only financial investments that can keep pace when the cost of living rises.

Managing your Fund in the wake of the decline

Have recent events changed the way you evaluate companies?

Some of the measures — price/earnings ratios, for example — long considered to be important for evaluating nearly any company may be misleading in times like these. While both stock prices and corporate earnings have fallen considerably, in many cases the latter decline has been more dramatic, skewing the ratio beyond usefulness.

"We’re continuing to pay very close attention to balance sheets and debt levels and the ability of a company’s cash flow to service the debt," says Alan Berro.

"Our global investment research capabilities are more important than ever in times like these. As a result, we’ve been increasing the size of our research staff because that’s the best way to pick up on the subtle nuances that things are beginning to improve," says Jim Rothenberg.

"Of course, we’re also aware of how various companies have come through previous recessions," says Jim Dunton. "The past year has reminded us that anything is possible, but most of the companies in the Fund’s portfolio have strong industry positions and should be around decades from now — in part because of how they do in times like these."

Experience helps
When you’re flying through turbulent skies, you want a seasoned crew upfront. Washington Mutual Investors Fund’s seven portfolio counselors —
each of whom manages a portion of the portfolio — have an average of more than 34 years of investment experience.*

Portfolio counselor	Years of investment experience*
Alan N. Berro	23
James K. Dunton	47
Gregory D. Johnson	16
Ronald B. Morrow	41
Robert G. O’Donnell	37
James F. Rothenberg	39
Eugene P. Stein	38

*Years of experience as of July 1, 2009.

There seems to be much less stigma associated with reducing or eliminating dividends. How does this affect the Fund?

In tough economic times, when revenues are flagging, it isn’t unusual for companies to cut or eliminate their dividends in order to have enough cash on hand for continuing operations. During the Great Depression, for example, dividends paid by companies included in the S&P 500 fell 55%.

As you might expect in the current downturn, the impact has been most notable among banks. According to Beth Schulte, a banking industry analyst who has worked for the Fund’s investment adviser for the past six years, "Many banks whose stock is in the Fund’s portfolio have dropped their dividends to a token penny or nickel a share." That presents a challenge to the Fund, because in recent years, bank stock dividends have accounted for roughly a quarter of the Fund’s income.

In order to qualify as investments for the Fund, most companies must have paid a dividend in nine of the past 10 years and their earnings per share must have covered at least the amount paid as a dividend in four of the past five years. This means 20 companies have been removed from the Fund’s eligible list in the past year. "If a company becomes  ineligible, that must be reported at the next meeting of the board of directors and then the stock must soon be removed from the portfolio," says Alan Berro.

"We’re working as hard as possible, however, to find companies that can maintain and even grow their dividends," says Alan Berro, "but with this environment, the ability to maintain the Fund’s dividend is the subject of an ongoing conversation with the board of directors." "Historically, the Fund has always provided a rising income stream for shareholders who have reinvested their capital gain distributions and taken dividends in cash, and we are working to maintain that record," says Jim Rothenberg.

Have redemption pressures affected the Fund?

"We have wonderful shareholders who focus, as we do, on the long haul," says Jim Dunton. "While redemptions have been up, we haven’t been pressured to sell securities in an untimely way to meet the requests of redeeming shareholders."

Might the Fund’s standards, based in large part on lessons learned during the Great Depression, be updated as a result of recent events?

"We continue to believe that dedication to sound investment principles is the surest way to achieve long-term financial success," says Knox Singleton, who became the independent chairman of the Fund’s board of directors at the end of 2008. "Of course, we periodically consider whether the Fund’s standards are still working as intended, and on occasion we make modifications.

During the past decade, for example, we decided to give the Fund’s portfolio counselors the flexibility to invest up to 5 percent of assets in stocks that do not pay dividends and the same percentage in stocks of companies based outside the United States. In doing so, we established additional requirements for those stocks in order to ensure that we do not reduce quality levels."

Bear market lows and recoveries

S&P 500 date of low	3 months after low	6 months after low	12 months after low	3 years after low
6/1/1932	96.61%	58.97%	137.60%	154.17%
2/27/1933	77.33	109.76	105.43	204.85
3/14/1935	28.25	49.15	88.37	54.09
4/28/1942	18.73	29.87	64.26	134.59
6/13/1949	18.17	27.77	52.74	122.30
10/22/1957	6.91	12.03	36.30	52.12
6/26/1962	8.27	22.74	37.42	74.94
10/7/1966	13.38	24.28	37.34	40.00
5/26/1970	18.41	25.26	48.96	71.29
10/3/1974	15.08	34.15	44.43	76.76
8/12/1982	38.14	47.93	66.11	110.27
12/4/1987	20.44	21.21	25.92	62.13
10/11/1990	7.73	30.05	33.55	71.06
10/9/2002	19.98	12.53	36.15	62.37
Median	18.57	28.82	46.70	73.12

Results shown are total returns for Standard & Poor’s 500 Composite Index.
Dates for market lows are based on a decline of at least 20% in the S&P 500. A new decline is considered to have begun after the market recovered 100% of the value lost in the previous decline. June 1, 1932 represents the day the S&P 500 hit its lowest point after the 1929 stock market crash.

What should shareholders do?

Is this likely to be a good time to invest in the Fund?

You might want to spend some time with your financial adviser to make sure your overall portfolio still reflects your needs.

"With yields on traditionally safe fixed income investments, such as U.S. Treasuries, at historic lows, it is well worth considering investing in the Fund. If you are willing to take some risk, the Fund is providing a similar yield but also offering the opportunity to have the value of your investment appreciate," according to Jim Rothenberg.

What is the best way to invest in the Fund at a time like this?

Alan Berro points out that investors in the Fund can do what he and the other portfolio counselors do in times of high uncertainty. "When I’m purchasing a stock for the portfolio, I typically do it over a period of time rather than all at once. People who invest the same amount of money in the Fund at regular intervals reduce their chances of getting in at the ‘wrong’ time — near the top of a peak. Financial advisers call this ‘dollar cost averaging.’ Over time, it can prove to be a sound investment technique." If you make monthly contributions to your 401(k) plan, for example, you are already doing this. n

Regular investing does not ensure a profit or protect against loss. Investors should consider their willingness to keep investing when share prices are declining.

*According to "Benchmarking Air Emissions of the 100 Largest Electric Power Producers in the United States" by Ceres, the largest coalition of investors, environmental and public interest organizations in North America.

Investment portfolio April 30, 2009
Industry sector diversification	Percent of net assets	Ten largest holdings	Percent of net assets
Industrials	16.27%	Chevron	4.76%
Energy	13.56	AT&T	4.58
Health care	13.42	Royal Dutch Shell	3.22
Information technology	9.21	United Technologies	2.93
Consumer staples	8.86	Verizon	2.75
Utilities	8.27	Exelon	2.44
Financials	7.69	Coca-Cola	2.29
Telecommunication services	7.33	United Parcel Service	2.18
Consumer discretionary	7.17	Merck	2.10
Materials	4.41	Boeing	2.07
Miscellaneous	1.90
Short-term securities & other assets less liabilities	1.91

Common stocks — 98.09%	Shares	Value (000)	Percent of net assets
Energy — 13.56%
Apache Corp.	2,717,100	$197,968.46%
Baker Hughes Inc.	3,000,000	106,740.25
Chevron Corp.	31,166,800	2,060,125	4.76
ConocoPhillips	10,700,000	438,700	1.01
EOG Resources, Inc.	1,364,644	86,628.20
Exxon Mobil Corp.	7,400,000	493,358	1.14
Halliburton Co.	18,500,000	374,070.86
Hess Corp.	2,140,000	117,251.27
Marathon Oil Corp.	8,570,000	254,529.59
Occidental Petroleum Corp.	1,600,000	90,064.21
Royal Dutch Shell PLC, Class B (ADR)	30,682,777	1,396,066	3.22
Schlumberger Ltd.	5,250,000	257,198.59
		5,872,697	13.56

Materials — 4.41%
Air Products and Chemicals, Inc.	4,000,000	263,600.61
Alcoa Inc.	31,950,000	289,786.67
E.I. du Pont de Nemours and Co.	10,100,000	281,790.65
Monsanto Co.	880,000	74,703.17
PPG Industries, Inc.	5,838,232	257,174.59
Praxair, Inc.	4,900,000	365,589.84
Vulcan Materials Co.	4,374,000	207,984.48
Weyerhaeuser Co.	4,860,000	171,364.40
		1,911,990	4.41

Industrials — 16.27%
3M Co.	3,800,000	218,880.51
Avery Dennison Corp.	5,290,000	152,035.35
Boeing Co.	22,343,200	894,845	2.07
Burlington Northern Santa Fe Corp.	2,700,000	182,196.42
Caterpillar Inc.	2,500,000	88,950.21
Deere & Co.	4,250,000	175,355.40
Eaton Corp.	1,200,000	52,560.12
Emerson Electric Co.	3,400,000	115,736.27
General Dynamics Corp.	2,950,000	152,426.35
General Electric Co.	33,000,000	417,450.96
Honeywell International Inc.	5,000,000	156,050.36
Illinois Tool Works Inc.	6,930,000	227,304.52
Ingersoll-Rand Co. Ltd., Class A	4,200,000	91,434.21
Lockheed Martin Corp.	1,900,000	149,207.34
Masco Corp.	7,950,000	70,437.16
Northrop Grumman Corp.	14,400,000	696,240	1.61
Pitney Bowes Inc.	8,581,700	210,595.49
Raytheon Co.	2,000,000	90,460.21
Rockwell Automation	3,000,000	94,770.22
Southwest Airlines Co.	7,500,000	52,350.12
Tyco International Ltd.	12,143,750	288,535.67
Union Pacific Corp.	1,820,000	89,435.21
United Parcel Service, Inc., Class B	18,075,900	946,093	2.18
United Technologies Corp.	25,955,000	1,267,642	2.93
Waste Management, Inc.	6,200,000	165,354.38
		7,046,339	16.27

Consumer discretionary — 7.17%
Best Buy Co., Inc.	3,250,000	124,735.29
Gannett Co., Inc.	4,000,000	15,640.04
Harley-Davidson, Inc.	3,950,000	87,532.20
Home Depot, Inc.	14,975,000	394,142.91
Johnson Controls, Inc.	27,498,200	522,741	1.21
Limited Brands, Inc.	8,200,000	93,644.22
Lowe’s Companies, Inc.	15,200,000	326,800.75
McDonald’s Corp.	16,285,000	867,827	2.00
News Corp., Class A	15,560,000	128,526.30
NIKE, Inc., Class B	1,000,000	52,470.12
Nordstrom, Inc.	6,930,000	156,826.36
Target Corp.	2,250,000	92,835.21
VF Corp.	4,098,400	242,912.56
		3,106,630	7.17

Consumer staples — 8.86%
Avon Products, Inc.	12,080,400	274,950.63
Clorox Co.	1,950,000	109,297.25
Coca-Cola Co.	23,015,000	990,796	2.29
H.J. Heinz Co.	5,000,000	172,100.40
Hershey Co.	2,000,000	72,280.17
Kimberly-Clark Corp.	4,632,784	227,655.53
Kraft Foods Inc., Class A	30,340,000	709,956	1.64
PepsiCo, Inc.	5,750,000	286,120.66
Procter & Gamble Co.	7,150,800	353,536.82
Sara Lee Corp.	6,000,000	49,920.11
Walgreen Co.	3,500,000	110,005.25
Wal-Mart Stores, Inc.	9,580,000	482,832	1.11
		3,839,447	8.86

Health care — 13.42%
Abbott Laboratories	20,675,400	865,266	2.00
Aetna Inc.	8,400,000	184,884.43
Baxter International Inc.	2,500,000	121,250.28
Becton, Dickinson and Co.	1,000,000	60,480.14
Bristol-Myers Squibb Co.	37,182,410	713,902	1.65
C. R. Bard, Inc.	890,000	63,751.15
Cardinal Health, Inc.	7,750,000	261,873.60
Eli Lilly and Co.	21,808,191	717,926	1.66
Johnson & Johnson	16,140,000	845,090	1.95
McKesson Corp.	2,500,000	92,500.21
Medtronic, Inc.	9,465,000	302,880.70
Merck & Co., Inc.	37,519,487	909,472	2.10
Pfizer Inc	10,500,000	140,280.32
Stryker Corp.	3,000,000	116,130.27
UnitedHealth Group Inc.	3,700,000	87,024.20
Wyeth	7,750,000	328,600.76
		5,811,308	13.42

Financials — 7.69%
Allstate Corp.	8,800,000	205,304.48
American Express Co.	16,100,000	406,042.94
Bank of America Corp.	4,000,000	35,720.08
Chubb Corp.	2,150,000	83,743.19
HSBC Holdings PLC (ADR)	4,646,666	165,421.38
JPMorgan Chase & Co.	15,189,100	501,240	1.16
KeyCorp	7,000,000	43,050.10
Lincoln National Corp.	2,576,246	28,957.07
Marsh & McLennan Companies, Inc.	23,896,900	503,986	1.16
Moody’s Corp.	2,870,000	84,722.20
PNC Financial Services Group, Inc.	3,965,000	157,411.36
U.S. Bancorp	30,197,500	550,198	1.27
Wells Fargo & Co.	26,249,700	525,256	1.21
XL Capital Ltd, Class A	4,225,000	40,180.09
		3,331,230	7.69

Information technology — 9.21%
Automatic Data Processing, Inc.	4,485,000	157,872.36
Cisco Systems, Inc.[1]	1,500,000	28,980.07
Google Inc., Class A1	667,000	264,112.61
Hewlett-Packard Co.	12,910,000	464,502	1.07
Intel Corp.	49,450,000	780,321	1.80
International Business Machines Corp.	7,335,000	757,045	1.75
Linear Technology Corp.	8,065,000	175,656.41
Microsoft Corp.	25,306,100	512,702	1.18
Nokia Corp. (ADR)	6,100,000	86,254.20
Oracle Corp.	10,198,300	197,235.46
Paychex, Inc.	10,950,000	295,759.68
SAP AG (ADR)	4,009,300	152,714.35
Texas Instruments Inc.	6,500,000	117,390.27
		3,990,542	9.21

Telecommunication services — 7.33%
AT&T Inc.	77,465,000	1,984,653	4.58
Verizon Communications Inc.	39,230,000	1,190,238	2.75
		3,174,891	7.33

Utilities — 8.27%
Ameren Corp.	1,400,000	32,228.07
American Electric Power Co., Inc.	7,100,000	187,298.43
Dominion Resources, Inc.	4,550,000	137,228.32
Entergy Corp.	9,471,184	613,449	1.42
Exelon Corp.	22,915,000	1,057,069	2.44
FPL Group, Inc.	7,500,000	403,425.93
NiSource Inc.	2,500,000	27,475.06
PPL Corp.	18,700,000	559,317	1.29
Public Service Enterprise Group Inc.	1,000,000	29,840.07
Southern Co.	9,300,000	268,584.62
Xcel Energy Inc.	14,500,000	267,380.62
		3,583,293	8.27

Miscellaneous — 1.90%
Other common stocks in initial period of acquisition		822,020	1.90

Total common stocks (cost: $44,216,140,000)		42,490,387	98.09

Short-term securities — 2.09%	Principal amount (000)

Abbott Laboratories 0.21% due 7/20/2009[2]	$ 25,000	24,986.06
Citigroup Funding Inc., FDIC insured, 0.30% due 5/22/2009	25,000	24,996.06
Coca-Cola Co. 0.27% due 7/9/2009[2]	25,800	25,786.06
Fannie Mae 0.17%–0.50% due 5/13–7/22/2009	144,781	144,745.33
Federal Home Loan Bank 0.39%–0.40% due 5/19–6/29/2009	12,000	11,997.03
Freddie Mac 0.23%–0.45% due 5/27–10/13/2009	99,400	99,314.23
General Dynamics Corp. 0.19%–0.20% due 5/6–5/15/2009[2]	46,000	45,997.11
General Electric Capital Corp., FDIC insured, 0.25% due 6/29/2009	75,000	74,969.17
Honeywell International Inc. 0.20%–0.23% due 5/26–6/25/2009[2]	43,900	43,885.10
IBM Corp. 0.23% due 6/8/2009[2]	40,000	39,983.09
Johnson & Johnson 0.25% due 7/20/2009[2]	32,200	32,182.07
Merck & Co. Inc. 0.20% due 5/1/2009	25,000	25,000.06
NetJets Inc. 0.25% due 5/5/2009[2]	22,800	22,799.05
Park Avenue Receivables Co., LLC 0.30%–0.35% due 5/26–6/16/2009[2]	50,900	50,879.12
PepsiCo Inc. 0.12% due 5/6/2009[2]	30,000	29,999.07
Private Export Funding Corp. 0.38% due 7/13/2009[2]	25,000	24,976.06
Procter & Gamble International Funding S.C.A. 0.20% due 6/10/2009[2]	8,000	7,998.02
U.S. Treasury Bills 0.139%–0.334% due 5/28–7/9/2009	175,600	175,576.40

Total short-term securities (cost: $905,942,000)		906,067	2.09

Total investment securities (cost: $45,122,082,000)		43,396,454	100.18
Other assets less liabilities		(79,944)	(.18)

Net assets		$43,316,510	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]Security did not produce income during the last 12 months.
[2]Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $349,470,000, which represented .81% of the net assets of the Fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to financial statements

Financial statements
Statement of assets and liabilities at April 30, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $45,122,082):		$43,396,454
Cash		673
Receivables for:
Sales of investments	$130,268
Sales of Fund’s shares	37,379
Dividends	112,384	280,031
		43,677,158
Liabilities:
Payables for:
Purchases of investments	255,421
Repurchases of Fund’s shares	69,364
Management services	10,312
Services provided by affiliates	24,002
Directors’ and advisory board’s deferred compensation	1,440
Other	109	360,648
Net assets at April 30, 2009		$43,316,510

Net assets consist of:
Capital paid in on shares of capital stock		$53,433,060
Undistributed net investment income		351,063
Accumulated net realized loss		(8,741,985)
Net unrealized depreciation		(1,725,628)
Net assets at April 30, 2009		$43,316,510

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 4,000,000 shares, $.001 par value (2,189,065 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$34,012,277	1,717,095	$19.81
Class B	1,388,793	70,594	19.67
Class C	1,612,578	82,158	19.63
Class F-1	1,505,986	76,210	19.76
Class F-2	146,717	7,405	19.81
Class 529-A	709,085	35,841	19.78
Class 529-B	125,971	6,397	19.69
Class 529-C	226,453	11,505	19.68
Class 529-E	40,829	2,071	19.71
Class 529-F-1	35,082	1,776	19.76
Class R-1	44,133	2,243	19.68
Class R-2	547,898	27,923	19.62
Class R-3	1,009,891	51,257	19.70
Class R-4	781,920	39,589	19.75
Class R-5	1,128,897	57,001	19.80

*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $21.02 and $20.99, respectively.

See Notes to financial statements

Statement of operations for the year ended April 30, 2009	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $3,369)	$1,801,286
Interest	30,099	$1,831,385

Fees and expenses*:
Investment advisory services	110,730
Business management services	46,735
Distribution services	172,827
Transfer agent services	60,309
Administrative services	17,490
Reports to shareholders	3,645
Registration statement and prospectus	1,626
Directors’ and advisory board’s compensation	667
Auditing and legal	338
Custodian	401
State and local taxes	1
Other	3,689
Total fees and expenses before waivers	418,458
Less waivers of fees and expenses:
Investment advisory services	8,278
Business management services	3,343
Total fees and expenses after waivers		406,837
Net investment income		1,424,548

Net realized loss and unrealized depreciation on investments:
Net realized loss on investments		(8,718,989)
Net unrealized depreciation on investments		(18,332,108)
Net realized loss and unrealized depreciation on investments		(27,051,097)
Net decrease in net assets resulting from operations		$(25,626,549)

*Additional information related to class-specific fees and expenses is included in the Notes to financial statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended April 30
	2009	2008
Operations:
Net investment income	$1,424,548	$1,622,132
Net realized (loss) gain on investments	(8,718,989)	3,890,592
Net unrealized depreciation on investments	(18,332,108)	(10,379,430)
Net decrease in net assets resulting from operations	(25,626,549)	(4,866,706)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,596,849)	(1,632,468)
Distributions from net realized gain on investments	(1,101,866)	(4,501,360)
Total dividends and distributions paid to shareholders	(2,698,715)	(6,133,828)

Net capital share transactions	(4,761,319)	(777,245)

Total decrease in net assets	(33,086,583)	(11,777,779)

Net assets:
Beginning of year	76,403,093	88,180,872
End of year (including undistributed net investment income: $351,063 and $525,739, respectively)	$43,316,510	$76,403,093

See Notes to financial statements

Notes to financial statements

1. Organization and significant accounting policies

Organization — Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund’s investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund has 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The Fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the Fund are not available for purchase.

On August 1, 2008, the Fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (SEC). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. On May 1, 2009, the Fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the SEC. Refer to the Fund’s respective prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the Fund’s board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income — Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Risk factors

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, securities held by the Fund may decline in response to certain events taking place around the world,  including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

3. Taxation and distributions

Federal income taxation — The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

The Fund is not subject to examination by U.S. federal tax authorities or state tax authorities for tax years before 2005.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes.

During the year ended April 30, 2009, the Fund reclassified $793,000 from undistributed net investment income to capital paid in on shares of capital stock and $1,582,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting. The Fund had post-October capital loss deferrals (realized during the period November 1, 2008 through April 30, 2009) of $5,718,784,000. These deferrals are considered incurred in the subsequent year.

As of April 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$ 352,503
Capital loss carryforward expiring 2017*	(2,944,294)
Gross unrealized appreciation on investment securities	4,319,251
Gross unrealized depreciation on investment securities	(6,123,786)
Net unrealized depreciation on investment securities	(1,804,535)
Cost of investment securities	45,200,989
*The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended April 30, 2009			Year ended April 30, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$1,297,249	$ 870,934	$2,168,183	$1,359,595	$3,585,283	$4,944,878
Class B	41,064	37,205	78,269	39,436	166,455	205,891
Class C	45,521	42,136	87,657	40,970	180,117	221,087
Class F-1	61,223	40,201	101,424	62,521	169,167	231,688
Class F-2*	2,328	2,274	4,602	—	—	—
Class 529-A	24,494	17,169	41,663	21,708	60,771	82,479
Class 529-B	3,214	3,124	6,338	2,504	11,804	14,308
Class 529-C	5,743	5,563	11,306	4,373	20,528	24,901
Class 529-E	1,245	971	2,216	1,034	3,388	4,422
Class 529-F-1	1,255	819	2,074	1,103	2,796	3,899
Class R-1	1,145	1,062	2,207	869	3,940	4,809
Class R-2	13,966	13,255	27,221	11,428	51,095	62,523
Class R-3	33,432	24,518	57,950	33,998	108,304	142,302
Class R-4	26,156	17,866	44,022	23,449	64,857	88,306
Class R-5	38,814	24,769	63,583	29,480	72,855	102,335
Total	$1,596,849	$1,101,866	$2,698,715	$1,632,468	$4,501,360	$6,133,828
*Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Business management services — The Fund has a Business Management Agreement with Washington Management Corporation (WMC). Under this agreement, WMC provides services necessary to carry on the Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the Class A average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 0.175% on the first $3 billion of daily net assets and decreasing to 0.030% on such assets in excess of $77 billion. WMC waived a portion of its business management services fee commencing on September 1, 2004 and terminating on December 31, 2008. During the year ended April 30, 2009, total business management services fees waived by WMC were $3,343,000. As a result, the fee shown on the accompanying financial statements of $46,735,000, which was equivalent to an annualized rate of 0.083%, was reduced to $43,392,000, or 0.077% of average daily net assets. During the year ended April 30, 2009, WMC paid the Fund’s investment adviser $2,303,000 for performing various fund accounting services for the Fund and for The American Funds Tax-Exempt Series I, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (parent company of WMC), earned $508,000 on its retail sales of shares, including payments under the distribution plans of the Fund. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services — Capital Research and Management Company (CRMC), the Fund’s investment adviser, is the parent company of American Funds Service Company¨ (AFS), the Fund’s transfer agent, and American Funds Distributors,¨ Inc. (AFD), the principal underwriter of the Fund’s shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.177% on such assets in excess of $89 billion. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004 and terminating on December 31, 2008. During the year ended April 30, 2009, total investment advisory services fees waived by CRMC were $8,278,000. As a result, the fee shown on the accompanying financial statements of $110,730,000, which was equivalent to an annualized rate of 0.196%, was reduced to $102,452,000 or 0.182% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The Fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes, except Classes F-2 and R-5, may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The Fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services — The Fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended April 30, 2009, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$106,506	$57,970	Not applicable	Not applicable	Not applicable
Class B	19,223	2,339	Not applicable	Not applicable	Not applicable
Class C	21,524		$3,163	$476	Not applicable
Class F-1	5,202		2,705	235	Not applicable
Class F-2*	Not applicable		81	9	Not applicable
Class 529-A	1,793		857	148	$850
Class 529-B	1,553		157	50	156
Class 529-C	2,743	Included in	278	80	276
Class 529-E	239	administrative	48	8	40
Class 529-F-1	—	services	41	7	48
Class R-1	515		51	27	Not applicable
Class R-2	4,934		975	2,054	Not applicable
Class R-3	6,391		1,556	714	Not applicable
Class R-4	2,204		1,246	36	Not applicable
Class R-5	Not applicable		1,100	18	Not applicable
Total	$172,827	$60,309	$12,258	$3,862	$1,370
*Class F-2 was offered beginning August 1, 2008.

Directors’ and advisory board’s deferred compensation — Since the adoption of the deferred compensation plan in 1994, independent directors and advisory board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Directors’ and advisory board’s compensation of $667,000, shown on the accompanying financial statements, includes $1,362,000 in current fees (either paid in cash or deferred) and a net decrease of $695,000 in the value of the deferred amounts.

Affiliated officers and directors — All officers and all interested directors of the Fund are affiliated with WMC. Officers and interested directors do not receive compensation directly from the Fund.

5. Disclosure of fair value measurements

The Fund adopted the Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, on May 1, 2008. FAS 157 requires the Fund to classify its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the Fund’s valuation levels as of April 30, 2009 (dollars in thousands):

Investment securities
Level 1 – Quoted prices	$42,490,387
Level 2 – Other significant observable inputs	906,067
Level 3 – Significant unobservable inputs	—
Total	$43,396,454

6. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended April 30, 2009
Class A	$4,200,504	180,201	$2,058,558	91,881	$(10,541,874)	(458,944)	$(4,282,812)	(186,862)
Class B	92,539	4,019	75,383	3,435	(531,235)	(22,802)	(363,313)	(15,348)
Class C	244,752	10,579	83,430	3,822	(605,517)	(26,386)	(277,335)	(11,985)
Class F-1	578,188	24,356	90,468	4,030	(1,023,594)	(44,713)	(354,938)	(16,327)
Class F-2 †	240,487	10,436	3,918	194	(68,292)	(3,225)	176,113	7,405
Class 529-A	107,569	4,506	41,655	1,877	(108,292)	(4,685)	40,932	1,698
Class 529-B	11,096	464	6,335	291	(18,358)	(792)	(927)	(37)
Class 529-C	36,622	1,551	11,300	520	(45,606)	(1,951)	2,316	120
Class 529-E	7,947	341	2,215	101	(5,958)	(264)	4,204	178
Class 529-F-1	8,609	362	2,074	94	(8,049)	(328)	2,634	128
Class R-1	18,248	765	2,194	101	(17,362)	(734)	3,080	132
Class R-2	187,302	8,071	27,194	1,251	(205,867)	(8,737)	8,629	585
Class R-3	306,695	13,036	57,913	2,611	(552,239)	(21,903)	(187,631)	(6,256)
Class R-4	330,062	14,278	43,973	1,989	(287,409)	(12,009)	86,626	4,258
Class R-5	650,276	26,249	62,999	2,850	(332,172)	(13,420)	381,103	15,679
Total net increase (decrease)	$7,020,896	299,214	$2,569,609	115,047	$(14,351,824)	(620,893)	$(4,761,319)	(206,632)
Year ended April 30, 2008
Class A	$4,539,386	130,369	$4,685,429	136,946	$(10,494,108)	(300,495)	$(1,269,293)	(33,180)
Class B	116,384	3,359	197,425	5,817	(477,569)	(13,972)	(163,760)	(4,796)
Class C	297,165	8,550	209,865	6,199	(568,835)	(16,619)	(61,8050	(1,870)
Class F-1	687,457	19,989	205,850	6,033	(711,508)	(20,623)	181,799	5,399
Class 529-A	164,214	4,721	82,461	2,416	(101,966)	(2,941)	144,709	4,196
Class 529-B	16,779	483	14,305	422	(16,237)	(473)	14,847	432
Class 529-C	56,392	1,625	24,887	734	(43,637)	(1,263)	37,642	1,096
Class 529-E	10,112	291	4,422	130	(6,934)	(201)	7,600	220
Class 529-F-1	13,317	386	3,893	114	(5,026)	(144)	12,184	356
Class R-1	26,619	761	4,766	141	(23,725)	(690)	7,660	212
Class R-2	252,990	7,342	62,491	1,847	(311,606)	(9,032)	3,875	157
Class R-3	488,721	13,952	142,237	4,182	(740,1330	(21,068)	(109,175))	(2,934)
Class R-4	357,582	10,359	88,262	2,589	(375,296)	(10,884)	70,548	2,064
Class R-5	579,553	16,475	101,570	2,974	(335,199)	(9,716)	345,924	9,733
Total net increase (decrease)	$7,606,671	218,662	$5,827,863	170,544	$(14,211,779)	(408,121)	$(777,245)	(18,915)
*Includes exchanges between share classes of the Fund. † Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The Fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $21,286,598,000 and $25,553,517,000, respectively, during the year ended April 30, 2009.

Financial highlights1
	(Loss) income from investment operations[2]				Dividends and distributions						Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[4]	Ratio of net income to average net assets[4]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)
Class A:
Year ended 4/30/2009	$31.92	$.64	$(11.53)	$(10.89)	$(.72)	$ (.50)	$(1.22)	$19.81	(34.50)%	$34,012.67%		.65%	2.60%
Year ended 4/30/2008	36.55	.71	(2.68)	(1.97)	(.72)	(1.94)	(2.66)	31.92	(5.78)	60,782.60		.58	2.02
Year ended 4/30/2007	32.66	.68	4.71	5.39	(.66)	(.84)	(1.50)	36.55	16.85	70,811.60		.57	2.00
Year ended 4/30/2006	29.85	.66	3.20	3.86	(.62)	(.43)	(1.05)	32.66	13.11	64,202.60		.57	2.13
Year ended 4/30/2005	28.79	.67	1.22	1.89	(.60)	(.23)	(.83)	29.85	6.55	61,185.61		.60	2.24
Class B:
Year ended 4/30/2009	31.71	.45	(11.46)	(11.01)	(.53)	(.50)	(1.03)	19.67	(35.01)	1,389	1.42	1.40	1.85
Year ended 4/30/2008	36.33	.44	(2.67)	(2.23)	(.45)	(1.94)	(2.39)	31.71	(6.51)	2,726	1.36	1.33	1.27
Year ended 4/30/2007	32.47	.42	4.69	5.11	(.41)	(.84)	(1.25)	36.33	15.98	3,296	1.36	1.33	1.24
Year ended 4/30/2006	29.69	.42	3.17	3.59	(.38)	(.43)	(.81)	32.47	12.24	3,053	1.37	1.34	1.37
Year ended 4/30/2005	28.64	.43	1.22	1.65	(.37)	(.23)	(.60)	29.69	5.75	2,902	1.38	1.37	1.47
Class C:
Year ended 4/30/2009	31.65	.44	(11.44)	(11.00)	(.52)	(.50)	(1.02)	19.63	(35.04)	1,613	1.47	1.44	1.80
Year ended 4/30/2008	36.26	.42	(2.66)	(2.24)	(.43)	(1.94)	(2.37)	31.65	(6.54)	2,979	1.41	1.38	1.22
Year ended 4/30/2007	32.41	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.26	15.91	3,481	1.42	1.40	1.17
Year ended 4/30/2006	29.64	.40	3.16	3.56	(.36)	(.43)	(.79)	32.41	12.15	3,113	1.43	1.41	1.30
Year ended 4/30/2005	28.59	.41	1.22	1.63	(.35)	(.23)	(.58)	29.64	5.69	2,991	1.46	1.45	1.39
Class F-1:
Year ended 4/30/2009	31.85	.64	(11.51)	(10.87)	(.72)	(.50)	(1.22)	19.76	(34.52)	1,506.67		.65	2.59
Year ended 4/30/2008	36.48	.70	(2.68)	(1.98)	(.71)	(1.94)	(2.65)	31.85	(5.82)	2,947.63		.61	1.99
Year ended 4/30/2007	32.60	.67	4.70	5.37	(.65)	(.84)	(1.49)	36.48	16.83	3,179.62		.59	1.97
Year ended 4/30/2006	29.80	.65	3.19	3.84	(.61)	(.43)	(1.04)	32.60	13.06	2,646.63		.61	2.10
Year ended 4/30/2005	28.74	.64	1.22	1.86	(.57)	(.23)	(.80)	29.80	6.47	2,505.69		.68	2.15
Class F-2:
Period from 8/5/2008 to 4/30/2009	29.64	.46	(9.22)	(8.76)	(.57)	(.50)	(1.07)	19.81	(29.77)	147	.44[5]	.43[5]	3.10[5]
Class 529-A:
Year ended 4/30/2009	31.89	.62	(11.52)	(10.90)	(.71)	(.50)	(1.21)	19.78	(34.57)	709.73		.71	2.55
Year ended 4/30/2008	36.51	.67	(2.66)	(1.99)	(.69)	(1.94)	(2.63)	31.89	(5.85)	1,089.69		.66	1.93
Year ended 4/30/2007	32.63	.65	4.71	5.36	(.64)	(.84)	(1.48)	36.51	16.75	1,094.67		.65	1.91
Year ended 4/30/2006	29.83	.64	3.19	3.83	(.60)	(.43)	(1.03)	32.63	13.01	833.68		.65	2.05
Year ended 4/30/2005	28.76	.63	1.23	1.86	(.56)	(.23)	(.79)	29.83	6.47	633.71		.70	2.12
Class 529-B:
Year ended 4/30/2009	31.74	.42	(11.47)	(11.05)	(.50)	(.50)	(1.00)	19.69	(35.08)	126	1.53	1.51	1.74
Year ended 4/30/2008	36.36	.39	(2.66)	(2.27)	(.41)	(1.94)	(2.35)	31.74	(6.62)	204	1.49	1.46	1.13
Year ended 4/30/2007	32.50	.38	4.68	5.06	(.36)	(.84)	(1.20)	36.36	15.82	218	1.48	1.46	1.11
Year ended 4/30/2006	29.72	.38	3.17	3.55	(.34)	(.43)	(.77)	32.50	12.07	180	1.51	1.48	1.22
Year ended 4/30/2005	28.68	.38	1.21	1.59	(.32)	(.23)	(.55)	29.72	5.52	148	1.58	1.57	1.26
Class 529-C:
Year ended 4/30/2009	31.73	.43	(11.47)	(11.04)	(.51)	(.50)	(1.01)	19.68	(35.08)	226	1.52	1.50	1.75
Year ended 4/30/2008	36.35	.39	(2.66)	(2.27)	(.41)	(1.94)	(2.35)	31.73	(6.62)	361	1.49	1.46	1.13
Year ended 4/30/2007	32.49	.38	4.69	5.07	(.37)	(.84)	(1.21)	36.35	15.84	374	1.48	1.45	1.11
Year ended 4/30/2006	29.71	.38	3.18	3.56	(.35)	(.43)	(.78)	32.49	12.10	295	1.50	1.47	1.23
Year ended 4/30/2005	28.67	.37	1.22	1.59	(.32)	(.23)	(.55)	29.71	5.54	226	1.57	1.56	1.27
Class 529-E:
Year ended 4/30/2009	31.77	.55	(11.48)	(10.93)	(.63)	(.50)	(1.13)	19.71	(34.74)	41	1.02	1.00	2.26
Year ended 4/30/2008	36.39	.57	(2.66)	(2.09)	(.59)	(1.94)	(2.53)	31.77	(6.14)	60.98		.95	1.64
Year ended 4/30/2007	32.52	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.39	16.44	61.97		.94	1.62
Year ended 4/30/2006	29.74	.54	3.17	3.71	(.50)	(.43)	(.93)	32.52	12.64	46.98		.96	1.74
Year ended 4/30/2005	28.69	.53	1.22	1.75	(.47)	(.23)	(.70)	29.74	6.09	35	1.05	1.04	1.79

	(Loss) income from investment operations[2]				Dividends and distributions						Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[4]	Ratio of net income to average net assets[4]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[4]	Net assets, end of period (in millions)
Class 529-F-1:
Year ended 4/30/2009	$31.85	$.67	$(11.50)	$(10.83)	$(.76)	$(.50)	$(1.26)	$19.76	(34.41)%	$35.52%		.50%	2.77%
Year ended 4/30/2008	36.47	.74	(2.66)	(1.92)	(.76)	(1.94)	(2.70)	31.85	(5.65)	52.48		.45	2.14
Year ended 4/30/2007	32.59	.72	4.70	5.42	(.70)	(.84)	(1.54)	36.47	17.01	47.47		.44	2.11
Year ended 4/30/2006	29.79	.70	3.18	3.88	(.65)	(.43)	(1.08)	32.59	13.20	32.49		.46	2.24
Year ended 4/30/2005	28.74	.60	1.22	1.82	(.54)	(.23)	(.77)	29.79	6.35	21.80		.79	2.03
Class R-1:
Year ended 4/30/2009	31.72	.45	(11.46)	(11.01)	(.53)	(.50)	(1.03)	19.68	(34.99)	44	1.43	1.41	1.85
Year ended 4/30/2008	36.33	.42	(2.66)	(2.24)	(.43)	(1.94)	(2.37)	31.72	(6.55)	67	1.42	1.40	1.20
Year ended 4/30/2007	32.48	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.33	15.86	69	1.43	1.41	1.15
Year ended 4/30/2006	29.71	.39	3.17	3.56	(.36)	(.43)	(.79)	32.48	12.10	47	1.47	1.44	1.26
Year ended 4/30/2005	28.68	.40	1.21	1.61	(.35)	(.23)	(.58)	29.71	5.62	34	1.50	1.47	1.35
Class R-2:
Year ended 4/30/2009	31.64	.43	(11.44)	(11.01)	(.51)	(.50)	(1.01)	19.62	(35.07)	548	1.50	1.48	1.77
Year ended 4/30/2008	36.25	.41	(2.66)	(2.25)	(.42)	(1.94)	(2.36)	31.64	(6.57)	865	1.44	1.41	1.19
Year ended 4/30/2007	32.40	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.25	15.91	985	1.47	1.41	1.15
Year ended 4/30/2006	29.64	.40	3.16	3.56	(.37)	(.43)	(.80)	32.40	12.13	812	1.53	1.41	1.29
Year ended 4/30/2005	28.60	.41	1.22	1.63	(.36)	(.23)	(.59)	29.64	5.68	622	1.57	1.44	1.38
Class R-3:
Year ended 4/30/2009	31.76	.56	(11.48)	(10.92)	(.64)	(.50)	(1.14)	19.70	(34.72)	1,010.97		.95	2.29
Year ended 4/30/2008	36.38	.58	(2.67)	(2.09)	(.59)	(1.94)	(2.53)	31.76	(6.13)	1,827.95		.93	1.67
Year ended 4/30/2007	32.51	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.38	16.45	2,199.96		.93	1.63
Year ended 4/30/2006	29.73	.54	3.18	3.72	(.51)	(.43)	(.94)	32.51	12.68	1,878.97		.94	1.75
Year ended 4/30/2005	28.68	.56	1.21	1.77	(.49)	(.23)	(.72)	29.73	6.17	1,705.95		.94	1.89
Class R-4:
Year ended 4/30/2009	31.83	.63	(11.50)	(10.87)	(.71)	(.50)	(1.21)	19.75	(34.52)	782.69		.67	2.59
Year ended 4/30/2008	36.46	.68	(2.68)	(2.00)	(.69)	(1.94)	(2.63)	31.83	(5.87)	1,125.67		.65	1.95
Year ended 4/30/2007	32.57	.65	4.72	5.37	(.64)	(.84)	(1.48)	36.46	16.82	1,213.67		.64	1.92
Year ended 4/30/2006	29.78	.64	3.18	3.82	(.60)	(.43)	(1.03)	32.57	13.00	1,013.68		.65	2.06
Year ended 4/30/2005	28.73	.64	1.22	1.86	(.58)	(.23)	(.81)	29.78	6.46	830.68		.67	2.14
Class R-5:
Year ended 4/30/2009	31.92	.70	(11.53)	(10.83)	(.79)	(.50)	(1.29)	19.80	(34.31)	1,129.39		.37	2.91
Year ended 4/30/2008	36.55	.78	(2.67)	(1.89)	(.80)	(1.94)	(2.74)	31.92	(5.57)	1,319.37		.35	2.24
Year ended 4/30/2007	32.65	.76	4.72	5.48	(.74)	(.84)	(1.58)	36.55	17.15	1,154.37		.35	2.22
Year ended 4/30/2006	29.85	.73	3.19	3.92	(.69)	(.43)	(1.12)	32.65	13.34	883.38		.35	2.34
Year ended 4/30/2005	28.79	.73	1.22	1.95	(.66)	(.23)	(.89)	29.85	6.78	619.38		.37	2.45

				Year ended April 30
				2009		2008		2007		2006		2005
Portfolio turnover rate for all classes of shares				39%		18%		19%		13%		16%

1Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
2Based on average shares outstanding.
3Total returns exclude any applicable sales charges, including contingent deferred sales charges.
4This column reflects the impact, if any, of certain reimbursements/waivers from CRMC and WMC. During the periods shown, CRMC and WMC reduced fees for investment advisory services and business management services. In addition, during some of the periods shown, CRMC paid a portion of the Fund’s transfer agent fees for certain retirement plan share classes.
5Annualized.

See Notes to financial statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Washington Mutual Investors Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
June 5, 2009

Other share class results	unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2009 (the most recent calendar quarter-end):

	1 year	5 years	Life of class
Class B shares[1] — first sold 3/15/00
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	–40.36%	–5.45%	–0.14%
Not reflecting CDSC	–37.37	–5.13	–0.14
Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	–38.00	–5.19	–2.16
Not reflecting CDSC	–37.41	–5.19	–2.16
Class F-1 shares[2] — first sold 3/15/01
Not reflecting annual asset-based fee charged by sponsoring firm	–36.91	–4.45	–1.39
Class F-2 shares[2] — first sold 8/5/08
Not reflecting annual asset-based fee charged by sponsoring firm	—	—	–34.77[3]
Class 529-A shares[4] — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–40.56	–5.61	–2.58
Not reflecting maximum sales charge	–36.94	–4.49	–1.77
Class 529-B shares[1,4] — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	–40.44	–5.58	–2.36
Not reflecting CDSC	–37.45	–5.27	–2.36
Class 529-C shares[4] — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	–38.03	–5.26	–2.58
Not reflecting CDSC	–37.44	–5.26	–2.58
Class 529-E shares[2,4] — first sold 3/1/02	–37.12	–4.78	–2.52
Class 529-F-1 shares[2,4] — first sold 9/16/02
Not reflecting annual asset-based fee charged by sponsoring firm	–36.82	–4.36	0.21

[1]These shares are no longer available for purchase.
[2]These shares are sold without any initial or contingent deferred sales charge.
[3]Results are cumulative total returns; they are not annualized.
[4]Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The Fund’s investment adviser and business manager waived a portion of their management fees from September 1, 2004 through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

For information regarding the differences among the various share classes, please refer to the Fund’s prospectus.

Expense example	unaudited

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 through April 30, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11/1/2008	Ending account value 4/30/2009	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$889.96	$3.33	.71%
Class A — assumed 5% return	1,000.00	1,021.27	3.56	.71
Class B — actual return	1,000.00	886.27	6.83	1.46
Class B — assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class C — actual return	1,000.00	886.33	7.02	1.50
Class C — assumed 5% return	1,000.00	1,017.36	7.50	1.50
Class F-1 — actual return	1,000.00	889.73	3.28	.70
Class F-1 — assumed 5% return	1,000.00	1,021.32	3.51	.70
Class F-2 — actual return	1,000.00	890.76	2.06	.44
Class F-2 — assumed 5% return	1,000.00	1,022.61	2.21	.44
Class 529-A — actual return	1,000.00	889.27	3.51	.75
Class 529-A — assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 529-B — actual return	1,000.00	885.99	7.29	1.56
Class 529-B — assumed 5% return	1,000.00	1,017.06	7.80	1.56
Class 529-C — actual return	1,000.00	885.99	7.20	1.54
Class 529-C — assumed 5% return	1,000.00	1,017.16	7.70	1.54
Class 529-E — actual return	1,000.00	888.39	4.87	1.04
Class 529-E — assumed 5% return	1,000.00	1,019.64	5.21	1.04
Class 529-F-1 — actual return	1,000.00	890.88	2.53	.54
Class 529-F-1 — assumed 5% return	1,000.00	1,022.12	2.71	.54
Class R-1 — actual return	1,000.00	886.80	6.74	1.44
Class R-1 — assumed 5% return	1,000.00	1,017.65	7.20	1.44
Class R-2 — actual return	1,000.00	885.92	7.34	1.57
Class R-2 — assumed 5% return	1,000.00	1,017.01	7.85	1.57
Class R-3 — actual return	1,000.00	888.39	4.78	1.02
Class R-3 — assumed 5% return	1,000.00	1,019.74	5.11	1.02
Class R-4 — actual return	1,000.00	889.68	3.28	.70
Class R-4 — assumed 5% return	1,000.00	1,021.32	3.51	.70
Class R-5 — actual return	1,000.00	891.33	1.88	.40
Class R-5 — assumed 5% return	1,000.00	1,022.81	2.01	.40

*The "expenses paid during period" are equal to the "annualized expense ratio," multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The Fund hereby designates the following amounts for the Fund’s fiscal year ended April 30, 2009:

Long-term capital gains	$1,101,866,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$4,722,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Board of directors and directors emeriti
Independent directors
Name and age	Year first elected a director of the Fund[1]	Principal occupation(s) during past five years	Number of portfolios in Fund complex[2] overseen by director	Other directorships[3] held
Nariman Farvardin, 52	2007	Senior Vice President for Academic Affairs & Provost, University of Maryland; former Dean, The A. James Clark School of Engineering, University of Maryland	1	None
Barbara Hackman Franklin, 69	2005	President and Chief Executive Officer, Barbara Franklin Enterprises (international business and governance consulting); former U.S. Secretary of Commerce	3	Aetna, Inc.; The Dow Chemical Company; JPMorgan Value Opportunities Fund
R. Clark Hooper, 62	2003	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD	18	JPMorgan Value Opportunities Fund; The Swiss Helvetia Fund, Inc.
James C. Miller III, 66	1992	Senior Advisor, Husch Blackwell Sanders LLP; former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget	3	Clean Energy Fuels Corporation; JPMorgan Value Opportunities Fund
Donald L. Nickles, 60	2007	Chairman of the Board and Chief Executive Officer, The Nickles Group (consulting and business venture firm); former United States Senator	1	Chesapeake Energy Corporation; Fortress International Group, Inc.; Valero Energy Corporation
Katherine D. Ortega, 74	2002	Former Treasurer of the United States	3	JPMorgan Value Opportunities Fund
J. Knox Singleton, 60 Chairman of the Board (Independent and Non-Executive)	2001	President and Chief Executive Officer, INOVA Health System	3	Healthcare Realty Trust, Inc.; JPMorgan Value Opportunities Fund
William J. Shaw, 63	2009	Vice Chairman; former President and Chief Operating Officer (1997–April 2009), Marriott International, Inc.	1	Marriott International, Inc.

Interested directors[4]
Name, age and position with Fund	Year first elected a director or officer of the Fund[1]	Principal occupation(s) during past five years	Number of portfolios in Fund complex[2] overseen by director	Other directorships[3] held
James H. Lemon, Jr., 73 Vice Chairman of the Board	1971	Chairman of the Board and Chief Executive Officer, The Johnston-Lemon Group, Incorporated (financial services holding company)	3	JPMorgan Value Opportunities Fund
Harry J. Lister, 73	1972	Director, Washington Management Corporation	1	None
Jeffrey L. Steele, 63 President	2000	President and Director, Washington Management Corporation	3	JPMorgan Value Opportunities Fund

Directors emeriti
Stephen Hartwell, Chairman Emeritus
Cyrus A. Ansary	Charles A. Bowsher	Fred J. Brinkman	Daniel J. Callahan III	Edward W. Kelley, Jr.	T. Eugene Smith

The Fund’s statement of additional information includes additional information about the Fund’s directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors, advisory board members and officers of the Fund is 1101 Vermont Avenue, NW, Washington, DC 20005, Attention: Fund Secretary.

Advisory board and other officers
Advisory board members
Name and age	Year first elected to advisory board[1]	Principal occupation(s) during past five years	Number of portfolios in Fund complex on which advisory board member serves	Other directorships[3] held
Mary K. Bush, 61	1995	President, Bush International, LLC (international financial advisory services)	1	Briggs & Stratton; Discover Financial Services; ManTech International Corporation; Pioneer Funds; UAL Corporation
Louise M. Cromwell, 64	2001	Retired Partner, Shaw Pittman	1	None
Jeffrey A. Eisenach, 51	2008	Chairman and Managing Partner, Empiris, LLC (economic consulting); former Chairman, Criterion Economics, LLC (economic litigation, regulation and legislation consulting); former Chairman and President, The CapAnalysis Group, LLC (economic, financial and regulatory consulting)	1	None
Linda D. Rabbitt, 60	2001	Chairman and Chief Executive Officer, Rand Construction Corporation	1	Brookfield Properties Corporation; Watson Wyatt & Company Holdings
Robert G. Templin, Jr., 61	2008	President, Northern Virginia Community College	1	None
R. Clark Wadlow, 62	2005	Senior Counsel, Sidley Austin, LLP	1	None

Other officers
Name, age and position with Fund	Year first elected an officer of the Fund[1]	Principal occupation(s) during past five years
Michael W. Stockton, 42 Vice President, Treasurer and Assistant Secretary	1995	Senior Vice President, Secretary, Treasurer and Director; Washington Management Corporation
Lois A. Erhard, 56 Vice President	1983	Vice President, Washington Management Corporation
J. Lanier Frank, 48 Assistant Vice President	1997	Assistant Vice President, Washington Management Corporation
Jennifer L. Butler, 43 Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation; former Specialist, Fund Administration, Pacific Investment Management Company
Stephanie L. Pfromer, 40 Assistant Secretary	2007	Vice President and General Counsel, Washington Management Corporation; former Vice President and Senior Counsel, The BISYS Group, Inc.
Curt M. Scott, 30 Assistant Treasurer	2006	Assistant Vice President and Assistant Treasurer, Washington Management Corporation; former Financial Analyst, The BISYS Group, Inc.

1Directors, advisory board members and officers of the Fund serve until their resignation, removal or retirement.
2Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,¨ which serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,¨ which is available to investors in tax-deferred retirement plans and IRAs; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3This includes all directorships other than those in the American Funds that are held by each director or advisory board member as a director of a public company or a registered investment company.
4"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s business manager, Washington Management Corporation.

Offices of the Fund and of the

business manager

Washington Management Corporation

1101 Vermont Avenue, NW

Washington, DC 20005-3521

202/842-5665

Investment adviser

Capital Research and

Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618

Transfer agent

American Funds Service Company

(Please write to the address

near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

1775 I Street, NW

Washington, DC 20006-2402

Independent registered public

accounting firm

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071-2889

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the Fund’s summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

"American Funds Proxy Voting Procedures and Principles" — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The Fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, DC. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available on the American Funds website or by calling AFS.

This report is for the information of shareholders of Washington Mutual Investors Fund, but it may also be used as sales literature when preceded or accompanied by the current summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Capital Group Companies
American FundsCapital Research and ManagementCapital InternationalCapital GuardianCapital Bank and TrustLit.

No. MFGEAR-901-0609P (S16788)
Printed on paper containing 10% post-consumer waste   Printed with inks containing soy and/or vegetable oil

Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
202/842-5665

ITEM 2.  Code of Ethics.

The Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

ITEM 3.  Audit Committee Financial Expert.

The Registrant’s Board has determined that Katherine D. Ortega, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such.  Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4.  Principal Accountant Fees and Services.

Registrant:
a)	Audit Fees:
        2008                                $94,000
                                                        2009                                $98,000
b)	Audit- Related Fees:
        2008                                none
                                                        2009                                none
c)	Tax Fees:
2008                                $7,000
2009                                $7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d)	All Other Fees:
2008                                none
2009                                none

ITEM 4.  Principal Accountant Fees and Services. (continued)

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a)	Audit Fees:
Not Applicable
b)	Audit- Related Fees:
2008                                none
2009                                none
c)	Tax Fees:
2008                                $4,000
2009                                $6,000
The tax fees consist of consulting services relating to the Registrant’s investments.
d)	All Other Fees:
2008                                none
2009                                none

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the business manager, the investment adviser, and any entity controlling, controlled by, or under common control with the business manager or investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the business manager or investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $11,000 for fiscal year 2008 and $13,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5.  Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  Schedule of Investments.

The full schedule of investments for the Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

ITEM 11.  Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  Exhibits.

(a)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Washington Mutual Investors Fund, Inc.

By   /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and Principal Executive Officer

Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By  /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and Principal Executive Officer

Date: June 29, 2009

 By  /s/ Michael W. Stockton
Michael W. Stockton, Vice President, Principal Financial Officer
and Treasurer

Date: June 29, 2009